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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest Event
                          Reported): November 19, 2001








              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-61840                 13-3320910
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)


                   11 Madison Avenue, New York, New York 10010
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 325-2000
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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

   10.1 Pooling and Servicing Agreement, dated as of November 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), Vesta Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee").

   10.2 Purchase and Sale Agreement, dated as of November 1, 2001 by and between the Seller, as seller and the Depositor, as buyer.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.


                                        By:    /S/ HELAINE HEBBLE
                                            ------------------------------------
                                            Helaine Hebble
                                            Vice President


Dated:  November 21, 2001



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                                  EXHIBIT INDEX


Exhibit Number             Description
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  10.1                     Pooling and Servicing Agreement, dated as of November
                           1, 2001, among Credit Suisse First Boston Mortgage
                           Securities Corp., as depositor (the "Depositor"), DLJ
                           Mortgage Capital, Inc., as seller (the "Seller"), The
                           CIT Group/Sales Financing, Inc., as servicer (the
                           "Servicer"), Vesta Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase
                           Bank, as trustee (the "Trustee").

  10.2 Purchase and Sale Agreement, dated as of November 1, 2001 by and between the Seller, as seller and the Depositor, as buyer.